SECOND AMENDMENT

                                       TO

                               ALLTEL CORPORATION

                1994 STOCK OPTION PLAN FOR NONEMPLOYEE DIRECTORS

         WHEREAS, the Board of Directors of ALLTEL Corporation ("ALLTEL") adopted the ALLTEL Corporation 1994 Stock Option Plan for Nonemployee Directors (the "Plan") effective January 27, 1994, and the stockholders of ALLTEL approved the Plan at the 1994 Annual Meeting of Stockholders of ALLTEL; and

         WHEREAS, the Plan provides that it may be amended by the Board of Directors of ALLTEL;

         WHEREAS, the Board of Directors of ALLTEL amended the Plan by a First Amendment, effective as of January 30, 1997, and the Board of Directors of ALLTEL has determined that a further amendment is advisable;

         NOW, THEREFORE, the Plan hereby is further amended, effective as of January 29, 1998, as follows:

         2. Section 6.2 of the Plan is hereby amended in its entirety to read as follows:

                  "6.2 Subsequent Grants of Options. During the period after the date ALLTEL's 1994 Annual Meeting is concluded that the Plan is in effect, Options shall be granted under the Plan as follows:

                           (a) each Person who is a Nonemployee Director
                  immediately following each of ALLTEL's annual meetings of stockholders held during calendar years after 1994 (other than a Person who first becomes a Nonemployee Director on the date of any such annual meeting) shall be granted an Option to purchase 2,000 Shares, effective as of the date each such annual meeting of stockholders is concluded, and each Person who first becomes a Nonemployee Director on any date other than the date on which ALLTEL's 1994 Annual Meeting of Stockholders is concluded shall be granted an Option to purchase 10,000 Shares, effective as of the date such Person first becomes a Nonemployee Director;

                           (b) each Person who is a Nonemployee Director
                  immediately following each of ALLTEL's annual meetings of stockholders held during calendar years commencing in 1997 (other than a Person who first becomes a Nonemployee Director on the date of any such annual meeting) shall be granted an additional Option to purchase 1,500 Shares, effective as of the date each such annual meeting of stockholders is concluded;

                           (c) each Nonemployee Director who was a participant
                  in the ALLTEL Corporation Directors' Retirement Plan, as amended, as of January 30, 1997 and who elected to receive Options in accordance with this Section 6.2(c) by submission of a Directors' Retirement Plan Election Form in the form approved by the Board of Directors, shall be granted the number of Options set forth opposite the Person's name on
                  Schedule 1 attached to the First Amendment to this Plan, effective as of February 14, 1997"; and

                           (d) each Nonemployee Director who is a Nonemployee
                  Director immediately following each of ALLTEL's annual meetings of stockholders held during calendar years commencing in 1998 (other than a Person who first becomes a Nonemployee Director on the date of any such annual meeting) shall be granted an additional Option to purchase 1,000 Shares, effective as of the date each such annual meeting of stockholders is concluded.

                                 THIRD AMENDMENT

                                       TO

                               ALLTEL CORPORATION

                1994 STOCK OPTION PLAN FOR NONEMPLOYEE DIRECTORS

         WHEREAS, the Board of Directors of ALLTEL Corporation ("ALLTEL") adopted the ALLTEL Corporation 1994 Stock Option Plan for Nonemployee Directors effective January 27, 1994, and the stockholders of ALLTEL approved the Plan at the 1994 Annual Meeting of Stockholders of ALLTEL; and

         WHEREAS, the Plan provides that it may be amended by the Board of Directors of ALLTEL;

         WHEREAS, the Plan subsequently was amended by a First Amendment (the "First Amendment") adopted by the Board of Directors effective as of January 30, 1997 and by a Second Amendment (the "Second Amendment") adopted by the Board of Directors effective as of January 29, 1998 ; and

         WHEREAS, the Board of Directors of ALLTEL has determined that a further amendment to the Plan is advisable;

         NOW, THEREFORE, BE IT RESOLVED, that the Plan, as amended by the First Amendment, hereby is further amended, effective as of January 28, 1999, as follows:

         1. Section 6.2 of the Plan hereby is amended in its entirety to read as follows:

                  "6.2 Subsequent Grants of Options. During the period after the date ALLTEL's 1994 Annual Meeting is concluded that the Plan is in effect, Options shall be granted under the Plan as follows:

                  (a) each Person who is a Nonemployee Director immediately following each of ALLTEL's annual meetings of stockholders held during calendar years after 1994 (other than a Person who first becomes a Nonemployee Director on the date of any such annual meeting) shall be granted an Option to purchase 2,000 Shares, effective as of the date each such annual meeting of stockholders is concluded, and each Person who first becomes a Nonemployee Director on any date other than the date on which ALLTEL's 1994 Annual Meeting of Stockholders is concluded shall be granted an Option to purchase 10,000 Shares, effective as of the date such Person first becomes a Nonemployee Director;

                  (b) each Person who is a Nonemployee Director immediately following each of ALLTEL's annual meetings of stockholders held during calendar years commencing in 1997 (other than a Person who first becomes a Nonemployee Director on the date of any such annual meeting) shall be granted an additional

         Option to purchase 1,500 Shares, effective as of the date each such annual meeting of stockholders is concluded;

                  (c) each Nonemployee Director who was a participant in the ALLTEL Corporation Directors' Retirement Plan, as amended, as of January 30, 1997 and who elected to receive Options in accordance with this Section 6.2(c) by submission of a Directors' Retirement Plan Election Form in the form approved by the Board of Directors, shall be granted the number of Options set forth opposite the Person's name on
         Schedule 1 attached to the First Amendment to this Plan, effective as of February 14, 1997;

                  (d) each Nonemployee Director who is a Nonemployee Director immediately following each of ALLTEL's annual meetings of stockholders held during calendar years commencing in 1998 (other than a Person who first becomes a Nonemployee Director on the date of any such annual meeting) shall be granted an additional Option to purchase 1,000 Shares, effective as of the date each such annual meeting of stockholders is concluded; and

                  (e) each Nonemployee Director who is a Nonemployee Director immediately following each of ALLTEL's annual meetings of stockholders held during calendar years commencing in 1999 (other than a Person who first becomes a Nonemployee Director on the date of any such annual meeting) shall be granted an additional Option to purchase 1,000 Shares, effective as of the date each such annual meeting of stockholders is concluded."

         2. Section 6.11 of the Plan hereby is amended in its entirety to read as follows:

                  "6.11 Nontransferability of Options. Except as provided in this Section 6.11, no Option granted under the plan may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution or pursuant to a qualified domestic relations order, as defined by the Code, Title I of the Employee Retirement Income Security Act, or the rules thereunder. Notwithstanding the foregoing, and subject to such conditions as the Board may prescribe from time to time, the Board may permit, during the lifetime of the holder of an Option, the transfer or assignment of the Option. The designation of a beneficiary with respect to an Option shall not constitute a transfer for purposes of this
         Section 6.11."

         RESOLVED FURTHER, that, pursuant to Section 6.11 of the Plan, the Board hereby establishes the following conditions on which outstanding options previously granted under the Plan and options that hereafter may be granted under the Plan may be transferred:

         1. An option may be transferred by a director only to: (i) a Family Member (as hereinafter defined), (ii) a trust or custodianship for the sole benefit of one or more Family Members, (iii) a partnership whose only partners are Family Members, or (iv) a limited liability company whose only members are Family Members. "Family Members" means any of the director's children, stepchildren, grandchildren, parents, stepparents, grandparents, spouse, siblings (including half-brothers and sisters), nieces, nephews and in-laws.

         2. Any transfer of an option must be made without consideration, unless otherwise required by a court order.

         3. A permitted transferee (a "Transferee") of an option will have the same rights and obligations with respect to the option as the director who transferred the option, except that the Transferee may subsequently transfer the option only: (i) by designating a beneficiary or beneficiaries to receive the Transferee's benefits with respect to the option upon the Transferee's death, (ii) to a beneficiary of the trust or custodianship, if the Transferee is a trust or custodianship,
                  (iii) to a partner, if the Transferee is a partnership, or
                  (iv) to a member of the company, if the Transferee is a limited liability company. The transfer of an option will not affect the terms of the options (with respect to vesting, exercisability, expiration, termination, or the like.)

         4. Options may be transferred only upon compliance with all applicable laws, rules, and regulations (including, without limitation, the federal securities laws).

         5. The officers of ALLTEL are authorized to adopt forms to be used for transferring options, for exercising transferred options, and for designating beneficiaries.

                                FOURTH AMENDMENT

                                       TO

                               ALLTEL CORPORATION

                1994 STOCK OPTION PLAN FOR NONEMPLOYEE DIRECTORS

         WHEREAS, the Board of Directors of ALLTEL Corporation ("ALLTEL") adopted the ALLTEL Corporation 1994 Stock Option Plan for Nonemployee Directors (the "Plan"), effective January 27, 1994, and the stockholders of ALLTEL approved the Plan at the 1994 Annual Meeting of Stockholders of ALLTEL; and

         WHEREAS, the Plan provides that it may be amended by the Board of Directors of ALLTEL;

         WHEREAS, the Plan subsequently was amended by a First Amendment (the "First Amendment") adopted by the Board of Directors effective as of January 30, 1997 and by a Second Amendment (the "Second Amendment") adopted by the Board of Directors effective as of January 29, 1998 , and by a Third Amendment (the "Third Amendment") adopted by the Board of Directors effective as of January 28, 1999; and

         WHEREAS, the Board of Directors of ALLTEL has determined that a further amendment to the Plan is advisable;

         NOW, THEREFORE, BE IT RESOLVED, that the Plan, as amended by the First Amendment, Second Amendment, and Third Amendment, is hereby further amended, effective as of January 27, 2000, as follows:

                  "6.2 Subsequent Grants of Options. During the period after the date ALLTEL's 1994 Annual Meeting is concluded that the Plan is in effect, Options shall be granted under the Plan as follows:

                  (a) each Person who is a Nonemployee Director immediately following each of ALLTEL's annual meetings of stockholders held during calendar years after 1994 (other than a Person who first becomes a Nonemployee Director on the date of any such annual meeting) shall be granted an Option to purchase 2,000 Shares, effective as of the date each such annual meeting of stockholders is concluded, and each Person who first becomes a Nonemployee Director on any date other than the date on which ALLTEL's 1994 Annual Meeting of Stockholders is concluded shall be granted an Option to purchase 10,000 Shares, effective as of the date such Person first becomes a Nonemployee Director;

                  (b) each Person who is a Nonemployee Director immediately following each of ALLTEL's annual meetings of stockholders held during calendar years commencing in 1997 (other than a Person who first becomes a Nonemployee Director on the date of any such annual meeting) shall be granted an additional Option to purchase 1,500 Shares, effective as of the date each such annual meeting of stockholders is concluded;

                  (c) each Nonemployee Director who was a participant in the ALLTEL Corporation Directors' Retirement Plan, as amended, as of January 30, 1997 and who elected to receive Options in accordance with this Section 6.2(c) by submission of a Directors' Retirement Plan Election Form in the form approved by the Board of Directors, shall be granted the number of Options set forth opposite the Person's name on
         Schedule 1 attached to the First Amendment to this Plan, effective as of February 14, 1997;

                  (d) each Nonemployee Director who is a Nonemployee Director immediately following each of ALLTEL's annual meetings of stockholders held during calendar years commencing in 1998 (other than a Person who first becomes a Nonemployee Director on the date of any such annual meeting) shall be granted an additional Option to purchase 1,000 Shares, effective as of the date each such annual meeting of stockholders is concluded;

                  (e) each Nonemployee Director who is a Nonemployee Director immediately following each of ALLTEL's annual meetings of stockholders held during calendar years commencing in 1999 (other than a Person who first becomes a Nonemployee Director on the date of any such annual meeting) shall be granted an additional Option to purchase 1,000 Shares, effective as of the date each such annual meeting of stockholders is concluded; and

                  (f) each Nonemployee Director who is a Nonemployee Director immediately following each of ALLTEL's annual meetings of stockholders held during calendar years commencing in 2000 (other than a Person who first becomes a Nonemployee Director on the date of any such annual meeting) shall be granted an additional Option to purchase 1,000 Shares, effective as of the date each such annual meeting of stockholders is concluded."